                                                                 EXHIBIT 10.4(d)

     AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "AMENDMENT") is entered into as of December 11, 2003 by and among Yellow Receivables Corporation, a Delaware corporation (the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "AGENT"), with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the Seller, Falcon, the Investor and the Agent as heretofore amended from time to time (the "EXISTING AGREEMENT").

                              W I T N E S S E T H :

                  WHEREAS, the Seller, Falcon, the Investor and the Agent are parties to the Existing Agreement; and

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreement.

                  2. AMENDMENTS.

                  2.1. Section 7.1(h) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  (h) A "Default" or an "Event of Default" under and as defined in that certain Credit Agreement dated as of December 11, 2003 by and among Yellow Roadway Corporation, as borrower, various lenders from time to time party thereto, Bank One and SunTrust Bank, as co-syndication agents, Fleet National Bank and Wachovia Bank, National Association, as co-documentation agents and Deutsche Bank AG, New York Branch, as administrative agent, as amended, modified or replaced from time to time (the "YELLOW CREDIT AGREEMENT"), shall occur and be continuing; PROVIDED, HOWEVER, that any Servicer Default arising under this Section 7.1(h) shall be deemed automatically waived if and to the extent that any "Default" or "Event of Default" under the Yellow Credit Agreement is waived in accordance with the terms thereof.

                  2.2. Section 7.1 of the Existing Agreement is hereby amended to add the following new clause at the end thereof:

                  (i) Any Level II Trigger Event shall occur.

                  2.3. Section 11.5 of the Existing Agreement is hereby amended to add the following new clause (c) thereto:

                  (c) Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with U.S. federal or state securities laws.

         For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

                  2.4. The following new definitions are hereby inserted in their appropriate alphabetical order in Exhibit I to the Existing Agreement:

                  "LEVEL I TRIGGER EVENT" means the failure of Yellow Roadway Corporation to maintain a Total Leverage Ratio (as defined in the Yellow Credit Agreement) or a Consolidated Interest Coverage Ratio (as defined in the Yellow Credit Agreement) as set forth in the table below:

              TOTAL LEVERAGE RATIO                         CONSOLIDATED INTEREST COVERAGE RATIO
----------------------------------------------------------------------------------------------------
< 3.25 : 1.00 at any time between and including      > 4.50 : 1.00 for the Test Period (as defined
12/11/03 and 12/31/04                                in the Yellow Credit Agreement) ending 12/31/03
                                                     or for any Test Period during the fiscal year
                                                     ending 12/31/04
----------------------------------------------------------------------------------------------------
< 2.75 : 1.00 at any time during the fiscal year     > 4.75 : 1.00 for any Test Period thereafter
ending 12/31/05
----------------------------------------------------------------------------------------------------
< 2.50 : 1.00 at any time thereafter
----------------------------------------------------------------------------------------------------

                  "LEVEL II TRIGGER EVENT" means the failure of Yellow Roadway Corporation to maintain a Total Leverage Ratio (as defined in the Yellow Credit Agreement) or a Consolidated Interest Coverage Ratio (as defined in the Yellow Credit Agreement) as set forth in the table below.

              TOTAL LEVERAGE RATIO                           CONSOLIDATED INTEREST COVERAGE RATIO
----------------------------------------------------------------------------------------------------
< 4.00 : 1.00 at any time between and including        > 3.75 : 1.00 for the Test Period ending
12/11/03 and 12/31/04                                  12/31/03 or for any Test Period during the
                                                       fiscal year ending 12/31/04
----------------------------------------------------------------------------------------------------
< 3.50 : 1.00 at any time during the fiscal year       > 4.00 : 1.00 for any Test Period thereafter
ending 12/31/05
----------------------------------------------------------------------------------------------------
< 3.25 : 1.00 at any time thereafter
----------------------------------------------------------------------------------------------------

                  2.5. The following definitions in the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

                  "CHANGE OF CONTROL" means (i) any Person or Persons acting in concert shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of Yellow Roadway Corporation; or (ii) during any period of twelve (12) consecutive months, commencing before or after the date hereof, individuals who at the beginning of such twelve-month period were directors of the Originator shall cease for any reason to constitute a majority of the board of directors of the Originator; or
         (iii) the Originator shall cease to own all of the outstanding shares of voting stock of the Seller on a fully diluted basis; or (iv) Yellow Roadway Corporation shall cease to own all of the outstanding shares of voting stock of the Originator on a fully diluted basis.

                  "CONCENTRATION LIMIT" means:

                  (a) for any Obligor and its Affiliates considered as if they were one and the same Obligor, an amount equal to (i) 3.00%, multiplied by (ii) the aggregate Outstanding Balance of all Eligible Receivables at such time;

                  (b) at any time, for all Government Receivables, 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time; and

                  (c) at any time when neither a Level I Trigger Event nor a Level II Trigger Event exists and is continuing, for that portion of the Receivables representing Deferred Revenue, 15% of the aggregate Outstanding Balance of all Eligible Receivables at such time, and at any other time, for that portion of the Receivables representing Deferred Revenue, 0% of the aggregate Outstanding Balance of all Eligible Receivables at such time;

         PROVIDED, HOWEVER, that:

                  (i) the Concentration Limit set forth in the preceding clause
         (c) will automatically become zero (A) at all times while any Labor Action is pending, and (B) immediately following the threat of any Labor Action and for so long as the Agent, FALCON or the Required Investors reasonably believe(s) such threat is likely to be carried out, and

                  (ii) the Agent may from time to time designate other amounts (each, a "SPECIAL CONCENTRATION LIMIT") for any Obligor or class of Receivables, it being understood and agreed that the Agent, FALCON or the Required Investors may, upon not less than three Business Days' notice to the Seller, cancel any Special Concentration Limit.

                  2.6. All references in the Existing Agreement to "Yellow Corporation" are hereby replaced with "Yellow Roadway Corporation."

                  3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments set forth above, (a) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of the Seller's representations and warranties contained in Section 3.1 of the Existing Agreement is true and correct as of the Effective Date.

                  4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when (a) the Agent has received counterparts of this Amendment, duly executed by the Seller, the Agent, Falcon and the Investor, and (b) the "Effective Date" under and as defined in the Yellow Credit Agreement shall have occurred.

                  5. RATIFICATION. The Existing Agreement, as modified hereby, is hereby ratified, approved and confirmed in all respects.

                  6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in the Existing Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Existing Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing Agreement, as modified by this Amendment.

                  7. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

                  8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            <signature pages follow>

                  IN WITNESS WHEREOF, the Seller, Falcon, the Investor and the Agent have executed this Amendment as of the date first above written.

Yellow Receivables Corporation

By: ________________________________________
Name:
Title:

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FALCON ASSET SECURITIZATION CORPORATION

By: ________________________________________
              Authorized Signatory

BANK ONE, NA, INDIVIDUALLY AND AS AGENT

By: ________________________________________
Name:
Title: